                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard A. Musal, Chief Financial Officer of Mirenco, Inc. (the "Company"),
certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant toss.906 of the
Sarbanes-Oxley Act of 2002, that, to my knowledge:

        (1) The Company's Quarterly Report on Form 10-QSB for the period ended
            September 30, 2004 as filed with the Securities and Exchange
            Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act
            of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard A. Musal
___________________________
Richard A. Musal
Chief Financial Officer
November 19, 2004

This certification accompanies this report pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002 and shall be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section. This certification shall not be deemed incorporated by reference in any filing under the Securities and Exchange Act, except to the extent that the Company specifically incorporates it by reference.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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